SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): May 31, 2002
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                             TheNETdigest.com, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                    1-13886                    38-2655325
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(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


            3200 West Oakland Park Blvd., Lauderdale Lakes, FL 33311
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (954) 745-0077
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Pursuant to the Consulting Agreement with Genesis Systems, Inc. effectuated March 26, 2002, and action by written consent of the Company's majority stockholders on May 24, 2002, a reverse stock split of 1-for-19 of the Company's common shares has been declared effective May 31, 2002. The Company is in the process of finalizing a business combination with Shanghai Choice Technology Development Company (G-Choice) and anticipates a closing by June 30, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TheNETdigest.com, Inc.

                                        By:  /s/  Steven Adelstein
                                             ------------------------
                                             Name:   Steven Adelstein
                                             Title:  President

Date:  June 6, 2002


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